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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 10, 2004
                                 DATE OF REPORT
                        (Date of earliest event reported)


                            SMITH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


           DELAWARE                        1-8514                 95-3822631
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)

                      411 N. SAM HOUSTON PARKWAY, SUITE 600
                                 HOUSTON, TEXAS
                    (Address of principal executive offices)

                                      77060
                                   (Zip Code)

                                 (281) 443-3370
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR

         On December 8, 2004, the Board of Directors of Smith International, Inc. (the "Company") amended Section 5(a) of the Company's bylaws. Section 5(a) previously required the Board of Directors to hold a regular meeting immediately following each annual meeting of stockholders for the purpose of organization, election of officers and the transaction of other business. Section 5(a) has now been amended to require the Board of Directors to hold a regular meeting for the purpose of organization, election of officers and the transaction of other business on an annual basis. The amendment provides more flexibility to the Board of Directors and to the Company in scheduling Board meetings and preparing and distributing year-end materials to shareholders.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibit

         3.1 Amendment to the Bylaws of Smith International, Inc. adopted December 8, 2004.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SMITH INTERNATIONAL, INC.


Date: December 10, 2004                  /s/ NEAL S. SUTTON
                                         ---------------------------------------
                                         By:  Neal S. Sutton
                                         Senior Vice President - Administration,
                                         General Counsel and Secretary


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                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION

   3.1 Amendment to the Bylaws of Smith International, Inc. adopted December 8, 2004.